UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549

                           FORM 8-K

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                            October 1, 2003
                            ---------------


                      Monarch Services, Inc.
                      ----------------------
   (Exact name of registrant as specified in its charter)


       Maryland            0-8512             52-1073628
    --------------      ------------       -------------------
   (State or other      (Commission       (IRS Employer
   jurisdiction of       File Number)      Identification No.)
   incorporation)


     4517 Harford Road, Baltimore, Maryland      21214
    ----------------------------------------------------
     (Address of principal executive office)  (Zip Code)


Registrant's telephone number, including area code, (410-254-9200)
                                                    --------------





ITEM 5. OTHER EVENTS.

Fine Dining Landmark Re-Opens

Peerce's Plantation
12460 Dulaney Valley Road
Phoenix, Maryland 21131
Reservations: 410-252-3100  www.peerces.com


Phoenix, Maryland, October 1, 2003

Monarch Services, Inc. (NASDAQ:MAHI) announced today the re-opening of Peerce's Plantation, the historic restaurant and estate. "Peerce's Plantation holds so many dear memories to former patrons and friends, our goal was to improve what didn't work and retain what did" said General Manager, Peter Weston. "We have kept the unforgettable wrought iron in the dining room, striped canopy covering the front patio, horseshoe shaped bar and of course, the views."

"Most importantly, we are serving a wonderful mix of traditional Maryland food with a European flavor" added Executive Chef Kevin Soon. Peerce's Plantation also offers extensive indoor and outdoor catering.

For Additional Information Contact:  Peter Weston 410-252-3100


Certain Cautionary Information

In connection with the Private Securities Litigation Reform Act of 1995 (the "Litigation Reform Act"), we are hereby disclosing certain cautionary information to be used in connection with written materials (including this Report on Form 8-K) and oral statements made by or on behalf of our employees and representatives that may contain forward-looking statements within the meaning of the Litigation Reform Act. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as may, expect, will, anticipate, estimate or continue or the negative thereof or other variations thereon or comparable terminology. You are cautioned that all forward-looking statements are necessarily speculative and there are numberous risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. The discussion contained in our Annual Report on Form 10KSB for the fiscal year ended April 30, 2003 and incorporated herein by reference highlights some of the more important risks we have identified, but should not be assumed to be the only factors that could affect future performance. Included in these risks are our new business lines, history or losses, our fluctuations in operating results, competition and other risks set forth herein and in our annual report on Form 10KSB for the fiscal year ended April 30, 2003 and in other reports we have filed.
You are cautioned that we do not have a policy of updating or revising forward-looking statements and thus you should not assume that our silence over time means that actual events are bearing out as estimated in such forward-looking statements.



                                 SIGNATURES
                                 ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MONARCH SERVICES, INC.


Date:  October 1, 2003                         By:  Jackson Y. Dott
                                               --------------------------
                                               Jackson Y. Dott, President